Employee Benefit Plan, Related-Party and Party-in-Interest Transactions (Details) - EBP940479804061 - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
EBP, Related Party and Party-in-Interest Transactions [Line Items]
EBP, Change in Net Asset Available for Benefit, Decrease from Administrative Expense	$ 377	$ 226
EBP, Related Party and Party-in-Interest Transactions
Note 6 - Related-Party Transactions
Certain plan investments are managed by Fidelity Management Trust Company. Fidelity Management Trust Company is the Trustee as defined by the Plan, and therefore, these transactions qualify as party-in-interest transactions. Fees paid by the Plan for investment management and certain administrative services amounted to approximately $377 thousand and $226 thousand for the years ended December 31, 2025 and 2024, respectively.